UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 28, 2021

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2100 Powell Street, Suite 900

Emeryville, CA 94608

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVAX	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

The 2021 Annual Meeting of Stockholders of Dynavax Technologies Corporation (the "Company") was held on May 28, 2021 in a virtual meeting format, pursuant to notice duly given (the “Annual Meeting”).  At the Annual Meeting, the stockholders of the Company approved an amendment and restatement of the Company’s 2014 Employee Stock Purchase Plan (the “Plan”) to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the Plan by 1,000,000. A summary of the Plan is set forth in the Company’s definitive proxy statement (“Proxy Statement”) on Schedule 14A, filed with the Securities and Exchange Commission on April 16, 2021.

Item 5.07.   Submission of Matters to a Vote of Security Holders

Proxies for the Annual Meeting were solicited by the Board pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations. As of April 6, 2021, the record date for the Annual Meeting, a total of 114,563,212 shares of the Company's common stock were outstanding and entitled to vote. There were 81,663,517 shares present in person or by proxy, constituting a quorum, at the Annual Meeting, at which the stockholders were asked to vote on four (4) proposals. Set forth below are the matters acted upon by the stockholders, and the final voting results of each such proposal. The proposals are described in detail in the Company’s Proxy Statement.

Proposal 1. Election of Directors

The stockholders elected Peter Paradiso, Ph.D., Francis R. Cano, Ph.D., and Peggy V. Phillips, as Class III Directors of the Company to hold office until the 2024 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The voting for each director was as follows:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Peter Paradiso, Ph.D.	54,715,907	517,234	26,430,376
Francis R. Cano, Ph.D.	53,258,569	1,974,572	26,430,376
Peggy V. Phillips	53,287,870	1,945,271	26,430,376

Proposal 2. Amendment and Restatement of the 2014 Employee Stock Purchase Plan

The stockholders approved the amendment and restatement of the Company’s 2014 Employee Stock Purchase Plan to increase the authorized number of shares of common stock by 1,000,000.  The maximum number of shares of Common Stock that may be issued under the Plan, as amended, will not exceed 1,850,000 shares of Common Stock. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
53,107,414	1,952,655	173,072	26,430,376

Proposal 3. Advisory Vote on Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
52,481,077	2,483,790	268,274	26,430,376

Proposal 4. Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of the Board of Directors as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
79,631,930	1,731,429	300,158	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation
Date: June 2, 2021	By:	/s/ Kelly MacDonald
Kelly MacDonald
Chief Financial Officer